Carlyle Reports Fourth Quarter and Full Year 2022 Financial Results FEBRUARY 7, 2023 EXHIBIT 99.2

Carlyle Reports Fourth Quarter and Full Year 2022 Financial Results WASHINGTON, DC AND NEW YORK, NY – FEBRUARY 7, 2023 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the fourth quarter and full year ended December 31, 2022. Dividend The Board of Directors has declared a quarterly dividend of $0.325 per common share to holders of record at the close of business on February 22, 2023, payable on March 1, 2023. Conference Call Carlyle will host a conference call at 8:30 a.m. EST on Tuesday, February 7, 2023, to discuss its fourth quarter and full year 2022 financial results. The call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on the website soon after the call’s completion. About Carlyle Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $373 billion of assets under management as of December 31, 2022, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs more than 2,100 people in 29 offices across five continents. Further information is available at www.carlyle.com. Follow Carlyle on Twitter @OneCarlyle. 2 “Carlyle delivered strong financial performance for our stakeholders in 2022, despite the challenging market environment. With Harvey Schwartz as our new CEO, Carlyle is well-positioned to build on our strength and momentum to bolster the firm’s position, capture opportunities, and create value for our investors and shareholders.” WILLIAM CONWAY Co-founder and Interim Chief Executive Officer

THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, our expectations regarding the impact of COVID-19, our dividend policy, our expected future dividend policy, the anticipated benefits from converting to a corporation and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could Forward Looking Statement cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 10, 2022, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This release does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Leigh Farris Kristen Greco Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4815 Phone: +1 (212) 813-4763 daniel.harris@carlyle.com leigh.farris@carlyle.com kristen.greco@carlyle.com

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color sFourth Quarter and Full Year 2022 Financial Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle Fourth Quarter & Full Year 2022 U.S. GAAP Results • Fund management fees increased 3% in 4Q’22 and 22% in FY 2022 from the comparable periods in 2021, reflecting the activation of fees on our latest vintage U.S. Buyout and U.S. real estate carry funds in 4Q’21 and Europe Technology carry fund in 1Q’22, the impact of investment activity in funds on which management fees are based on invested capital, as well as management fees from the CBAM acquisition in 1Q’22, the Fortitude strategic advisory services agreement, which was effective April 1, 2022, and the Abingworth acquisition in 3Q’22. These increases were partially offset by the impacts of realizations in funds on which management fees are based on invested capital and basis stepdowns from commitments to invested capital on prior vintage funds. • Investment income (loss), including performance allocations, for FY 2022 reflects 11% appreciation in our carry portfolio, compared to 41% appreciation in our carry portfolio for FY 2021. Investment income in FY 2022 also includes an investment loss of $177 million related to the dilution of our ownership in Fortitude in connection with the capital raise and initial drawdown in 2Q’22 (see Note 1 at the end of the document for additional information). • Equity-based compensation in 4Q’22 reflects the impact of a reduction in the number of shares expected to vest under certain performance-based restricted stock awards based on full year results. FY 2022 equity-based compensation decreased 6% compared to FY 2021, reflecting fewer shares expected to vest under certain performance-based restricted stock awards in 2022 relative to 2021, partially offset by approximately $10 million of net expense in FY 2022 related to the modification of certain restricted stock awards in connection with the departure of our former chief executive officer. 5 (Dollars in millions, except per share amounts) 4Q'21 4Q'22 FY'20 FY'21 FY'22 REVENUES Fund management fees $ 484.6 $ 497.2 $ 1,486.0 $ 1,667.5 $ 2,030.1 Incentive fees 15.8 21.1 37.0 48.8 63.7 Investment income, including performance allocations1 1,403.4 51.3 1,095.2 6,721.9 1,898.0 Revenue from consolidated entities 67.9 106.4 226.8 253.2 311.0 All other revenues 27.4 43.4 89.6 90.7 135.9 Total Revenues 1,999.1 719.4 2,934.6 8,782.1 4,438.7 EXPENSES Cash-based compensation and benefits 222.8 272.3 849.6 908.0 1,052.0 Equity-based compensation 41.1 14.7 105.0 163.1 154.0 Performance allocations and incentive fee related compensation 605.2 (21.3) 779.1 2,961.0 719.9 General, administrative and other expenses 131.3 188.6 349.3 431.7 575.8 Expenses from consolidated entities 45.0 74.5 163.5 178.5 211.6 Interest and other non-operating expenses 37.4 28.6 86.8 114.8 111.4 Total Expenses 1,082.8 557.4 2,333.3 4,757.1 2,824.7 Net investment gains (losses) of consolidated funds (7.1) 9.5 (21.3) 2.5 (41.5) Income before provision for income taxes2 909.2 171.5 580.0 4,027.5 1,572.5 Provision for income taxes 248.8 12.9 197.2 982.3 287.8 Net income 660.4 158.6 382.8 3,045.2 1,284.7 Net income attributable to non-controlling interests 12.8 31.4 34.6 70.5 59.7 Net income attributable to The Carlyle Group Inc. Common Stockholders $ 647.6 $ 127.2 $ 348.2 $ 2,974.7 $ 1,225.0 Net income attributable to The Carlyle Group Inc. per common share: Basic $ 1.82 $ 0.35 $ 0.99 $ 8.37 $ 3.39 Diluted $ 1.77 $ 0.35 $ 0.97 $ 8.20 $ 3.35 Supplemental information: Income before provision for taxes margin3 45.5% 23.8% 19.8% 45.9% 35.4 % Effective tax rate 27.4% 7.5% 34.0% 24.4% 18.3 % Net performance revenues4 $ 638.1 $ 2.6 $ 856.8 $ 3,123.6 $ 607.6 Net income attributable to The Carlyle Group Inc. common stockholders in Q4 2022 was $127 million, and $1.2 billion for FY2022, or $0.35 and $3.35 per share on a diluted basis, respectively See notes at end of document.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Financial Measures • Distributable Earnings (“DE”) was $433 million in Q4 2022 on a pre-tax basis, or $1.01 per common share on a post-tax basis. FY 2022 DE was $1.9 billion, or $4.34 per common share • Fee Related Earnings (“FRE”) was $202 million for Q4 2022 and $834 million for FY 2022 • Realized Net Performance Revenues of $219 million for Q4 2022 and $1.0 billion for FY 2022 • Net Accrued Performance Revenues of $4.0 billion, up 2% year-over-year • Declared a quarterly dividend of $0.325 per common share, payable to stockholders of record as of February 22, 2023 Assets Under Management • Total Assets Under Management: $373 billion, up 24% year-over-year • Fee-earning Assets Under Management: $267 billion, up 38% year-over-year • Perpetual Capital Fee-earning AUM: $58 billion, representing 22% of the total Fee-earning AUM • Pending Fee-earning AUM: $11 billion • Available Capital for investment: $72 billion Key Metrics • Fundraising: $4.9 billion in Q4 2022 and $29.9 billion in FY 2022 • Invested Capital (carry funds): $6.8 billion in Q4 2022 and $34.8 billion in FY 2022 • Realized Proceeds (carry funds): $8.6 billion in Q4 2022 and $33.8 billion in FY 2022 • Carry Fund Appreciation: 0% in Q4 2022 and 11% in FY 2022 Dividend • Carlyle’s Board of Directors approved an increase in the common stock dividend to an annual rate of $1.40 per share, commencing with the first quarter 2023 dividend anticipated to be paid in May 2023 Carlyle Fourth Quarter and Full Year 2022 Highlights 6

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle Fourth Quarter & Full Year 2022 Total Segment Operating Results (1) Fee related performance revenues are the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on the disposition of investments, and which are not at risk of giveback. The related compensation expense is included in cash-based compensation and benefits. (2) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. The equity-based compensation below also include amounts reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations. (3) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 29. (4) The Board of Directors has declared a quarterly dividend of $0.325 per common share to holders of record at the close of business on February 22, 2023, payable on March 1, 2023. See Notes at the end of the document for our Dividend Policy. (Dollars in millions, except per share amounts) 4Q'21 4Q'22 FY'21 FY'22 SEGMENT REVENUES Fund management fees $ 466.7 $ 512.4 $ 1,654.6 $ 1,996.9 Transaction and portfolio advisory fees, net and other 38.5 17.7 97.0 111.1 Fee related performance revenues1 12.2 29.1 43.2 129.3 Total segment fee revenues 517.4 559.2 1,794.8 2,237.3 Realized performance revenues 1,305.3 459.7 2,938.6 1,980.7 Realized principal investment income 70.4 23.8 209.5 150.6 Interest income 1.7 16.3 7.2 32.8 Total Segment Revenues $ 1,894.8 $ 1,059.0 $ 4,950.1 $ 4,401.4 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 243.9 $ 242.0 $ 891.5 $ 994.2 Realized performance revenues related compensation 622.6 241.2 1,409.0 982.2 Total compensation and benefits2 866.5 483.2 2,300.5 1,976.4 General, administrative and other expenses 90.4 104.8 267.6 369.8 Depreciation and amortization expense 8.6 10.3 37.6 38.9 Interest expense 26.5 27.7 100.7 107.3 Total Segment Expenses $ 992.0 $ 626.0 $ 2,706.4 $ 2,492.4 Total Segment Revenues $ 1,894.8 $ 1,059.0 $ 4,950.1 $ 4,401.4 Total Segment Expenses 992.0 626.0 2,706.4 2,492.4 (=) Distributable Earnings $ 902.8 $ 433.0 $ 2,243.7 $ 1,909.0 (-) Realized Net Performance Revenues 682.7 218.5 1,529.6 998.5 (-) Realized Principal Investment Income 70.4 23.8 209.5 150.6 (+) Net Interest 24.8 11.4 93.5 74.5 (=) Fee Related Earnings $ 174.5 $ 202.1 $ 598.1 $ 834.4 After-tax Distributable Earnings, per common share3 $ 2.01 $ 1.01 $ 5.01 $ 4.34 Dividend per common share4 $ 0.25 $ 0.325 $ 1.00 $ 1.30 Equity-based compensation $ 43.4 $ 16.9 $ 172.9 $ 161.9 7

Distributable Earnings

- Distributable Earnings were $433 million in Q4 2022 and $1.9 billion for FY 2022
- Realized Net Performance Revenues were $219 million in Q4 2022 and $1.0 billion for FY 2022
  - Q4 2022 Realized Net Performance Revenues were primarily driven by exit activity in our Asia buyout funds, our fourth Europe technology fund which realized carry for the first time in Q4 2022, our U.S. buyout funds, our eighth U.S. real estate fund and our first credit opportunities fund
- Realized Principal Investment Income was $24 million in Q4 2022 and $151 million for FY 2022

Quarterly Distributable Earnings ($mn)



$903
$303
$529
$644
$433
4Q'21
1Q'22
2Q'22
3Q'22
4Q'22

Annual Distributable Earnings ($mn)



$762
$520
$2,244
$598
$1,909
$834
2020
2021
2022
Fee Related Earnings
Realized Net Performance Revenues
Realized Principal Investment Income
Net Interest

8

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Fee Related Earnings • Fee Related Earnings were $202 million in Q4 2022, compared to $174 million in Q4 2021. FY 2022 Fee Related Earnings of $834 million increased 40% from $598 million in FY 2021, driven by a 25% increase in total fee revenues. FRE margin expanded to 37% in 2022 compared to 33% in 2021 • Fund management fees of $512 million in Q4 2022 increased 10% compared to Q4 2021, reflecting fee activations and the impact of the Fortitude, CBAM and Abingworth transactions. Q4 2022 also included $6 million of catch-up management fees, compared to $1 million in Q4 2021. For FY 2022, fund management fees of $2.0 billion increased 21% from $1.7 billion in FY 2021. Transaction fees and portfolio advisory fees were $18 million in Q4 2022 and a record $111 million for FY 2022, compared to $39 million in Q4 2021 and $97 million for FY 2021 • Fee related performance revenues1 totaled $29 million in Q4 2022, up from $12 million in Q4 2021 and were $129 million for FY 2022, a three-fold increase from $43 million for FY 2021. Fee related performance revenues, net of related compensation expense, were $16 million in Q4 2022 and $69 million for FY 2022 • Cash-based compensation & benefits were $242 million in Q4 2022, compared to $244 million in Q4 2021. For FY 2022, cash-based compensation & benefits of $994 million increased 12% from FY 2021, reflecting continuing investment to support new growth initiatives and further expansion into adjacent businesses and new product development and distribution • General & administrative expenses were $105 million in Q4 2022, up 16% from Q4 2021, and $370 million for FY 2022, up 38% from FY 2021, primarily driven by an increased level of professional fees and travel & entertainment expenses, reflecting our overall growth as well as a return to pre- pandemic travel activity levels Quarterly Fee Related Earnings ($mn) $174 $183 $236 $213 $202 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 FRE Margin2 34% 36% 40% 37% 36% 30% 33% 37% 9See notes at end of document. Fee Related Earnings ($mn) $520 $598 $834 $490 2020* 2021 2022 * FY 2020 Fee Related Earnings were $520 million, or $490 million excluding the impact of $30 million in one-time litigation cost recoveries. FRE Margin of 30% in FY 2020 excludes the impact of litigation cost recoveries.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Investment Performance 10Totals may not sum due to rounding. $490 • Carry fund appreciation was flat across our investment portfolio in the fourth quarter, compared to increases across global equity markets, while full year appreciation of 11% outperformed compared to declines in global equity markets for the year, reflecting resilient operating performance of our portfolio companies and investments, strong risk management and the benefits of our diversified portfolio construction • Infrastructure and Natural Resources posted appreciation of 2% in the fourth quarter and 48% for the full year, reflecting continued strength in our infrastructure and energy portfolios • Global Investment Solutions depreciation was 3% in the fourth quarter while appreciation was 6% for the year. Excluding the investment-level impact of foreign currency translation, appreciation was flat in the fourth quarter and 4% for the year 1 LIQUID CREDIT* Loan Level Return Average Annual Default Rate Fair Value of Investments ($ bn) 4Q'22 FY’22 FY’22 Last 3 Years U.S. CLOs $37 3% (1)% 0.3% 0.8% European CLOs $11 3% (4)% 0.6% 0.6% CARRY FUNDS Appreciation (Depreciation) Fair Value of Investments ($ bn) 4Q'22 FY’22 Total Carry Funds $182 0% 11% Global Private Equity Corporate Private Equity $83 1% 6% Real Estate $18 (1)% 16% Infrastructure & Natural Resources $22 2% 48% Global Credit $15 2% 3% Global Investment Solutions $44 (3)% 6% ILLIQUID & OTHER CREDIT Fair Value of Investments ($ bn) Dividend Yield Business Development Companies $4 10% Carlyle Tactical Private Credit $2 10% *FY’22 Loan Level Return and FY’22 and Last 3 Years Average Annual Default Rate exclude CLOs acquired as part of the March 2022 CBAM transaction

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 • Net Accrued Performance Revenues1 were $4.0 billion as of Q4 2022, down 3% from the prior quarter and up 2% from one year ago reflecting the impact of full year appreciation in our carry fund portfolio of 11%, partially offset by realizations • Realized Net Performance Revenues were $219 million in Q4 2022 and $1.0 billion for FY 2022 – Q4 2022 Realized Net Performance Revenues were primarily driven by exit activity in our Asia buyout funds, our fourth Europe technology fund which realized carry for the first time in Q4 2022, our U.S. buyout funds, our eighth U.S. real estate fund and our first credit opportunities fund Net Accrued Performance Revenues ($mn) $3,894 $2,895.0 $2,895.0 $3,965$999 $1,070 4Q’21 Realized Net Performance Revenues Net Performance Revenues & Other 4Q’22 Performance Revenues 2 11 Net Accrued Performance Revenues Realized Net Performance Revenues (Clawback) ($mn) 4Q’21 4Q’22 FY’22 Global Private Equity3 $ 3,414 $ 3,489 $ 905 Corporate Private Equity 2,980 2,314 821 Real Estate 298 276 87 Infrastructure & Natural Resources 140 899 — Global Credit 161 102 70 Global Investment Solutions 319 374 23 Total $ 3,894 $ 3,965 $ 999 See notes at end of document. Totals may not sum due to rounding.

Total Assets Under Management

- Total Assets Under Management[1] of $373 billion at December 31, 2022 increased 1% from the prior quarter and 24% from one year ago. The YTD increase was led by a 99% increase in Global Credit arising from the strategic advisory services agreement with Fortitude, the CBAM acquisition, and solid fundraising activity across the platform
- Available Capital[2] of $72 billion decreased from $84 billion one year ago as record capital deployment outpaced fundraising, particularly in our Global Private Equity funds



Segment ($bn)
YoY Change
$301
$65
$73
$162
$373
$63
$146
$163
24%
(3)%
99%
1%
4Q'21
4Q'22
GPE
GC
GIS



Product Type ($bn)[3]
CREDIT & OTHER (Non-Carry Funds)
$74
TRADITIONAL CARRY FUNDS
$184
$373BN
$63
GLOBAL INVESTMENT SOLUTIONS CARRY FUNDS
$51
FORTITUDE



Fair Value & Available Capital ($bn)
$163
$39
$124
$146
$13
$133
$63
$20
$44
$373
$72
$301
GPE
GC
GIS
Total
Fair Value
Available Capital

See notes at end of document. Totals may not sum due to rounding.

12

Fair Value of Investments

- Fair Value of Investments[4] was $301 billion at December 31, 2022, up 39% from one year ago, with the year-over-year increase largely attributable to the strategic advisory services agreement with Fortitude and the CBAM acquisition, record capital deployment, and appreciation across the portfolio
- Fair value in traditional carry funds of $138 billion was up 12% from one year ago. The in-carry ratio of 73% decreased compared to the in-carry ratio of 75% one year ago due to deployment in funds not yet accruing carry, generally offset by funds moving into carry during the year, notably NGP energy funds
- The fair value of our public portfolio was 6% of the traditional carry fund fair value at December 31, 2022, down from 11% at the beginning of the year. This decline was largely the result of realizations across our public portfolio as well as public market depreciation

Fair Value of Investments By Product Type ($bn)[3]



$217
$50
$43
$124
4Q'21
$301
$119
$44
$138
4Q'22
Credit & Other (Non-Carry Fund)
Global Investment Solutions Carry Funds
Traditional Carry Funds (GPE/GC)

Traditional Carry Funds



$138BN
CORPORATE PRIVATE EQUITY
60%
INFRASTRUCTURE & NATURAL RESOURCES
16%
REAL ESTATE
13%
GLOBAL CREDIT
11%

In-Carry Ratio[5]

73%

Publicly Traded

6%

Aged 4+ Years[6]

39%

See notes at end of document. Totals may not sum due to rounding.

13

Fee-earning Assets Under Management

- Fee-earning Assets Under Management[7] of $267 billion increased 38% compared to one year ago, led by a 134% increase in Global Credit arising from the strategic advisory services agreement with Fortitude, the CBAM acquisition, deployment across the platform in funds which charge fees based on invested capital, and fee-paying fundraising in our CLOs and Aviation products
- Perpetual Capital Fee-earning AUM[9] of $58 billion as of December 31, 2022 represents 22% of Fee-earning AUM, and increased from $9 billion as of December 31, 2021 primarily as a result of the strategic advisory services agreement with Fortitude as well as growth in our Core Plus real estate fund (CPI), and credit interval fund (CTAC)
- Pending Fee-earning AUM[8] of $11 billion as of December 31, 2022 decreased 30% YTD. This is largely the result of deployment in funds which charge fees based on invested capital



Segment ($bn)
YoY Change
$193
$37
$52
$104
4Q'21
$267
$38
$121
$108
4Q'22
38%
0%
134%
3%
GPE
GC
GIS



Product Type ($bn)[3]
CREDIT & OTHER (Non-Carry Funds)
$60
TRADITIONAL CARRY FUNDS
$123
$267BN
$38
GLOBAL INVESTMENT SOLUTIONS CARRY FUNDS
$46
FORTITUDE



Perpetual Capital FEAUM ($bn)
FORTITUDE
$46
$58BN
22% OF TOTAL FEAUM
$6
REAL ESTATE
$3
DIRECT LENDING
$3
OTHER CREDIT

See notes at end of document. Totals may not sum due to rounding.

14

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Key Metrics Activity • Fundraising was $4.9 billion in Q4 2022, driven by the first closing in our third Credit Opportunities fund and the origination of two new CLOs. Fundraising of $29.9 billion for FY 2022 decreased 42% from a record level in FY 2021 • Invested Capital in carry funds was $6.8 billion in Q4 2022, led by activity in our U.S. real estate, U.S. buyout, Asia buyout, Core Plus real estate, and AlpInvest funds. Invested Capital was a record $34.8 billion for FY 2022 and increased 3% from FY 2021 • Realized Proceeds from carry funds totaled $8.6 billion in Q4 2022, driven by realizations in our U.S. buyout, Europe technology, Asia buyout, and AlpInvest funds. Realized Proceeds of $33.8 billion for FY 2022 decreased 24% from a record level in FY 2021 FUNDRAISING INVESTED CAPITAL Carry Funds REALIZED PROCEEDS Carry Funds ($bn) 4Q'22 FY'22 4Q'22 FY'22 4Q'22 FY'22 Total $4.9 $29.9 $6.8 $34.8 $8.6 $33.8 Global Private Equity1 $1.0 $10.6 $4.1 $19.9 $5.7 $22.5 Corporate Private Equity $0.6 $8.3 $2.4 $12.8 $3.6 $15.9 Real Estate $0.1 $0.8 $1.2 $5.0 $0.6 $2.2 Infrastructure & Natural Resources $0.3 $1.6 $0.5 $2.1 $1.4 $4.3 Global Credit $3.4 $15.3 $1.6 $8.4 $1.3 $4.2 Global Investment Solutions $0.5 $4.0 $1.1 $6.6 $1.7 $7.2 15See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Segment Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity • Fee Related Earnings of $132 million in Q4 2022 were up 9% from $121 million in Q4 2021, reflecting higher management fees driven by our latest vintage U.S. buyout, U.S. real estate and Europe Technology carry funds as well as higher fee related performance revenues, partially offset by an increase in general and administrative expenses and lower transaction and portfolio advisory fees. FY 2022 Fee Related Earnings of $541 million were up 34% from $402 million for FY 2021. Q4 2022 management fees included $6 million in catch-up management fees compared to $1 million in Q4 2021 • Fee related performance revenues of $10 million in Q4 2022 and $69 million YTD were driven by our Core Plus real estate strategy • Total AUM of $163 billion increased 1% from one year ago, as carry fund appreciation and fundraising activity during the year was generally offset by strong realization activity • Invested Capital of $4.1 billion in Q4 2022 and $19.9 billion for FY 2022. Notable Q4 2022 investments included Client Network Services Inc. (CP VIII) and Uzabase Inc. (CJP IV / CAP Growth II) • Realized Proceeds of $5.7 billion in Q4 2022 and $22.5 billion for FY 2022. Notable Q4 2022 realization activity included Euro Techno Com Group (CETP IV), Sequa Corporation (CP V), Hilcorp San Juan, L.P. (CGP), and iNova Pharmaceuticals (CAP IV) • Realized Net Performance Revenues of $192 million in Q4 2022 were largely driven by our fifth U.S. buyout fund, fourth Europe technology fund, our third and fourth Asia buyout funds, as well as our eighth U.S. real estate fund $105 $30 $27 $163BN (Dollars in millions) 4Q'21 4Q'22 FY'21 FY'22 Fund management fees $ 323.1 $ 329.6 $ 1,111.8 $ 1,300.9 Transaction and portfolio advisory fees, net and other 10.2 8.2 34.3 29.5 Fee related performance revenues — 10.4 — 69.4 Fee Revenues $ 333.3 $ 348.2 $ 1,146.1 $ 1,399.8 Cash-based compensation and benefits 149.9 144.4 546.2 598.3 General, administration and other indirect expenses 56.3 65.2 172.5 235.3 Depreciation and amortization expense 5.8 6.7 25.1 25.6 Operating Expenses $ 212.0 $ 216.3 $ 743.8 $ 859.2 (=) Fee Related Earnings $ 121.3 $ 131.9 $ 402.3 $ 540.6 (+) Realized Performance Revenues 1,231.9 354.5 2,757.8 1,656.6 (-) Realized Performance Revenues Related Compensation 555.3 162.8 1,243.6 751.5 Realized Net Performance Revenues 676.6 191.7 1,514.2 905.1 (+) Realized Principal Investment Income (Loss) 58.5 14.3 167.8 108.7 (-) Net Interest 16.4 7.8 62.4 48.8 (=) Distributable Earnings $ 840.0 $ 330.1 $ 2,021.9 $ 1,505.6 CORPORATE PRIVATE EQUITY REAL ESTATE INFRASTRUCTURE & NATURAL RESOURCES 17Totals may not sum due to rounding. TOTAL AUM

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit • Fee Related Earnings of $56 million in Q4 2022 increased 71% from $33 million in Q4 2021, reflecting the impact of the CBAM acquisition and the strategic advisory services agreement with Fortitude, partially offset by lower capital markets fees. Fee Related Earnings of $225 million for FY 2022 more than doubled compared to FY 2021 • Fee related performance revenues included fees from our business development companies and credit interval fund (CTAC), and totaled $19 million in Q4 2022 compared to $12 million in Q4 2021 • Realized Net Performance Revenues in Q4 2022 and FY 2022 were driven by realization activity in our first credit opportunities fund and our structured credit fund • Total AUM of $146 billion increased 99% from one year ago, driven by the strategic advisory services agreement with Fortitude and the CBAM acquisition, as well as strong fundraising and modest carry fund appreciation, partially offset by carry fund realizations and other outflows • Invested Capital in traditional carry funds was $1.6 billion in Q4 2022 and $8.4 billion for FY 2022. During FY 2022, Carlyle issued 9 new CLOs for $3.9 billion and had record gross originations of $3.9 billion in Direct Lending • Fundraising totaled $15.3 billion for FY 2022, driven by CLO origination activity, $2 billion in third party capital raised for our strategic investment in Fortitude, fundraising in CTAC, our second revolving credit fund, and platform-wide separately managed accounts, as well as the first closing in our third opportunistic credit fund (Dollars in millions) 4Q'21 4Q'22 FY'21 FY'22 Fund management fees $ 86.8 $ 127.3 $ 314.4 $ 473.1 Transaction and portfolio advisory fees, net and other 28.1 9.5 62.2 81.6 Fee related performance revenues 12.2 18.7 43.2 59.9 Fee Revenues $ 127.1 $ 155.5 $ 419.8 $ 614.6 Cash-based compensation and benefits 69.1 70.0 237.1 284.2 General, administration and other indirect expenses 23.6 27.5 63.1 97.7 Depreciation and amortization expense 1.8 2.2 8.0 8.2 Operating Expenses $ 94.5 $ 99.7 $ 308.2 $ 390.1 (=) Fee Related Earnings $ 32.6 $ 55.8 $ 111.6 $ 224.5 (+) Realized Performance Revenues (8.2) 34.9 (6.0) 131.5 (-) Realized Performance Revenues Related Compensation (3.7) 16.3 (2.7) 61.3 Realized Net Performance Revenues (4.5) 18.6 (3.3) 70.2 (+) Realized Principal Investment Income (Loss) 8.8 9.9 31.9 38.1 (-) Net Interest 5.6 2.4 20.5 17.3 (=) Distributable Earnings $ 31.3 $ 81.9 $ 119.7 $ 315.5 $50 $22$16 $51 $6 LIQUID CREDIT REAL ASSETS CREDIT $146BN 18 OTHER See Notes at end of document. Totals may not sum due to rounding. TOTAL AUM ILLIQUID CREDIT FORTITUDE 1

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions • Fee Related Earnings of $14 million in Q4 2022 were down from $21 million in Q4 2021 driven by lower fund management fees, due in part to the negative impact of foreign currency translation, and higher cash- based compensation and general & administrative expenses. FY 2022 Fee Related Earnings of $69 million decreased 18% compared to $84 million in FY 2021 • Total AUM of $63 billion decreased 3% from one year ago as realizations and negative foreign exchange activity more than offset 6% appreciation and fundraising activity across the platform • Fundraising of $0.5 billion in Q4 2022 and $4.0 billion for FY 2022 • Invested Capital of $1.1 billion in Q4 2022 and $6.6 billion for FY 2022 • Realized Proceeds of $1.7 billion in Q4 2022 and $7.2 billion for FY 2022 • Realized Net Performance Revenues of $23 million for FY 2022 increased from $19 million in FY 2021, as funds in which Carlyle has significant performance revenue ownership continue to mature • Net Accrued Performance Revenues reached $374 million as of Q4 2022, a 17% increase from $319 million as of Q4 2021 (Dollars in millions) 4Q'21 4Q'22 FY'21 FY'22 Fund management fees $ 56.8 $ 55.5 $ 228.4 $ 222.9 Transaction and portfolio advisory fees, net and other 0.2 — 0.5 — Fee Revenues $ 57.0 $ 55.5 $ 228.9 $ 222.9 Cash-based compensation and benefits 24.9 27.6 108.2 111.7 General, administration and other indirect expenses 10.5 12.1 32.0 36.8 Depreciation and amortization expense 1.0 1.4 4.5 5.1 Operating Expenses $ 36.4 $ 41.1 $ 144.7 $ 153.6 (=) Fee Related Earnings $ 20.6 $ 14.4 $ 84.2 $ 69.3 (+) Realized Performance Revenues 81.6 70.3 186.8 192.6 (-) Realized Performance Revenues Related Compensation 71.0 62.1 168.1 169.4 Realized Net Performance Revenues 10.6 8.2 18.7 23.2 (+) Realized Principal Investment Income (Loss) 3.1 (0.4) 9.8 3.8 (-) Net Interest 2.8 1.2 10.6 8.4 (=) Distributable Earnings $ 31.5 $ 21.0 $ 102.1 $ 87.9 $21 $17 $25 SECONDARY CO-INVESTMENTS PRIMARY & OTHER2 $63BN 19See notes at end of document. Totals may not sum due to rounding. TOTAL AUM

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Supplemental Details

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 (Dollars in millions, except per share amounts) 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 FY'21 FY'22 SEGMENT REVENUES Fund management fees $ 466.7 $ 454.2 $ 516.2 $ 514.1 $ 512.4 $ 1,654.6 $ 1,996.9 Transaction and portfolio advisory fees, net and other 38.5 16.2 42.2 35.0 17.7 97.0 111.1 Fee related performance revenues 12.2 44.5 35.1 20.6 29.1 43.2 129.3 Total segment fee revenues 517.4 514.9 593.5 569.7 559.2 1,794.8 2,237.3 Realized performance revenues 1,305.3 236.3 519.9 764.8 459.7 2,938.6 1,980.7 Realized principal investment income 70.4 26.3 43.8 56.7 23.8 209.5 150.6 Interest income 1.7 2.0 4.0 10.5 16.3 7.2 32.8 Total Segment Revenues $ 1,894.8 $ 779.5 $ 1,161.2 $ 1,401.7 $ 1,059.0 $ 4,950.1 $ 4,401.4 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 243.9 $ 245.8 $ 259.7 $ 246.7 $ 242.0 $ 891.5 $ 994.2 Realized performance revenues related compensation 622.6 118.3 249.0 373.7 241.2 1,409.0 982.2 Total compensation and benefits1 866.5 364.1 508.7 620.4 483.2 2,300.5 1,976.4 General, administrative and other expenses 90.4 76.3 87.9 100.8 104.8 267.6 369.8 Depreciation and amortization expense 8.6 9.5 9.5 9.6 10.3 37.6 38.9 Interest expense 26.5 26.8 26.3 26.5 27.7 100.7 107.3 Total Segment Expenses $ 992.0 $ 476.7 $ 632.4 $ 757.3 $ 626.0 $ 2,706.4 $ 2,492.4 Total Segment Revenues 1,894.8 779.5 1,161.2 1,401.7 1,059.0 4,950.1 4,401.4 Total Segment Expenses 992.0 476.7 632.4 757.3 626.0 2,706.4 2,492.4 (=) Distributable Earnings $ 902.8 $ 302.8 $ 528.8 $ 644.4 $ 433.0 $ 2,243.7 $ 1,909.0 (-) Realized Net Performance Revenues 682.7 118.0 270.9 391.1 218.5 1,529.6 998.5 (-) Realized Principal Investment Income 70.4 26.3 43.8 56.7 23.8 209.5 150.6 (+) Net Interest 24.8 24.8 22.3 16.0 11.4 93.5 74.5 (=) Fee Related Earnings $ 174.5 $ 183.3 $ 236.4 $ 212.6 $ 202.1 $ 598.1 $ 834.4 After-tax Distributable Earnings, per common share $ 2.01 $ 0.74 $ 1.17 $ 1.42 $ 1.01 $ 5.01 $ 4.34 Distribution per common share $ 0.250 $ 0.325 $ 0.325 $ 0.325 $ 0.325 $ 1.00 $ 1.30 Note: Historical quarterly results by segment available in Q4 2022 financial supplement on Carlyle's investor relations website (1) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administrative and other expenses in our U.S. GAAP statement of operations, and excludes amounts related to shares issued in conjunction with a previous acquisition. Carlyle Fourth Quarter and Full Year 2022 Total Segment Results Equity-based compensation $ 43.4 $ 40.7 $ 48.3 $ 56.0 $ 16.9 $ 172.9 $ 161.9 21

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle stockholders (including net cash and equivalents, net accrued performance revenues and investments) totaled $5.9 billion at December 31, 2022, compared to $6.6 billion one year prior • Balance sheet cash totaled $1.4 billion as of December 31, 2022, compared to $2.5 billion as of December 31, 2021, with no balance drawn on our $1.0 billion revolving line of credit KEY BALANCE SHEET ITEMS1 ($mn) 12/31/2022 Cash, cash equivalents and corporate treasury investments $1,380.7 Net accrued performance revenues2 (net of related accrued compensation and accrued giveback) $3,964.6 Investments attributable to Carlyle shareholders3 $2,363.8 Debt obligations4 $1,853.6 Drawn revolving credit line ($1.0 billion available capacity) $0.0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of December 31, 2022 are net of $41 million in accrued giveback obligations and $3.6 billion in accrued performance allocations and incentive fee compensation. See page 34 for a reconciliation to U.S. GAAP. (3) Investments exclude Carlyle’s equity investments in NGP Energy Capital Management and the portion of CLO investments attributable to Carlyle stockholders that were financed with debt. Refer to page 34 for a reconciliation to U.S. GAAP. (4) Excludes approximately $418 million in carrying value of loans used to finance CLO investments and $503 million of lease liabilities. (0.6) 0.6 (0.5) 1.7 2.1 2.4 2.3 3.9 4.0 2020 2021 2022 $0.0 $2.0 $4.0 $6.0 KEY BALANCE SHEET ITEMS ($BN) Net Accrued Performance Revenues2 Investments3 Cash/Equivalents less Debt4 22

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 AUM and Fee-earning AUM Roll Forward Total AUM Roll Forward (Unaudited) Three Months Ended December 31, 2022 Twelve Months Ended December 31, 2022 ($mn) Global Private Equity Global Credit Global Investment Solutions5 Total Global Private Equity* Global Credit* Global Investment Solutions5* Total Balance, Beginning of Period $ 164,381 $ 141,429 $ 62,952 $ 368,762 $ 162,117 $ 73,384 $ 65,456 $ 300,957 Inflows1 1,115 3,282 457 4,854 12,391 78,277 4,156 94,824 Outflows (including realizations)2 (5,420) (1,810) (1,858) (9,088) (22,086) (5,741) (7,838) (35,665) Market Activity & Other3 752 2,432 (2,651) 533 12,554 991 4,564 18,109 Foreign Exchange4 2,270 969 4,391 7,630 (1,878) (609) (3,047) (5,534) Balance, End of Period $ 163,098 $ 146,302 $ 63,291 $ 372,691 $ 163,098 $ 146,302 $ 63,291 $ 372,691 Fee-earning AUM Roll Forward (Unaudited) Three Months Ended December 31, 2022 Twelve Months Ended December 31, 2022 ($mn) Global Private Equity Global Credit Global Investment Solutions Total Global Private Equity* Global Credit* Global Investment Solutions* Total Balance, Beginning of Period $ 106,476 $ 117,318 $ 36,420 $ 260,214 $ 104,252 $ 51,718 $ 37,449 $ 193,419 Inflows6 897 1,914 589 3,400 12,983 78,057 4,494 95,534 Outflows (including realizations)7 (1,195) (831) (1,010) (3,036) (8,306) (6,845) (3,280) (18,431) Market Activity & Other8 187 1,900 (574) 1,513 61 (1,103) 537 (505) Foreign Exchange9 1,436 928 2,122 4,486 (1,189) (598) (1,653) (3,440) Balance, End of Period** $ 107,801 $ 121,229 $ 37,547 $ 266,577 $ 107,801 $ 121,229 $ 37,547 $ 266,577 23See notes at end of document. Totals may not sum due to rounding. * FY 2022 Total AUM and Fee-earning AUM inflows for Global Private Equity include $2 billion related to the Abingworth transaction. FY 2022 Total AUM and Fee-earning AUM inflows for Global Credit include $15 billion and $14 billion, respectively, associated with the March 2022 CBAM transaction, as well as $48 billion related to the strategic advisory services agreement with Fortitude executed in April 2022. **Fee-earning AUM balances as of December 31, 2022 exclude Pending Fee-earning AUM of $11 billion.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2022 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of December 31, 2022 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital (30) Cumulative Invested Capital (1) Percent Invested Realized Value (2) Remaining Fair Value (3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback) (8) Total Fair Value (9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VIII (Oct 2021 / Oct 2027) $ 14,197 $ 6,884 48% $ 1 $ 7,256 1.1x NM NM $ — n/a n/a n/a CP VII (May 2018 / Oct 2021) $ 18,510 $ 17,507 95% $ 1,444 $ 21,834 1.3x 14% 8% $ 381 $ 1,563 1.2x 12% CP VI (May 2013 / May 2018) $ 13,000 $ 13,140 101% $ 23,164 $ 7,384 2.3x 20% 15% $ 498 $ 26,926 2.6x 23% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 27,893 $ 1,027 2.2x 18% 14% $ 97 $ 28,002 2.3x 20% CEP V (Oct 2018 / Sep 2024) € 6,416 € 4,987 78% € 1,323 € 5,521 1.4x 24% 13% $ 142 n/a n/a n/a CEP IV (Sep 2014 / Oct 2018) € 3,670 € 3,797 103% € 5,447 € 1,965 2.0x 18% 12% $ 178 € 5,680 2.3x 23% CEP III (Jul 2007 / Dec 2012) € 5,295 € 5,177 98% € 11,715 € 72 2.3x 19% 14% $ 8 € 11,647 2.3x 19% CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 5,654 86% $ 1,423 $ 5,991 1.3x 25% 12% $ 113 $ 904 1.8x 143% CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,044 104% $ 6,161 $ 2,047 2.0x 18% 13% $ 214 $ 6,953 2.7x 26% CAP III (Jun 2008 / Jul 2013) $ 2,552 $ 2,543 100% $ 5,123 $ 16 2.0x 17% 12% $ 2 $ 5,138 2.0x 17% CJP IV (Oct 2020 / Oct 2026) ¥ 258,000 ¥ 165,478 64% ¥ — ¥ 214,638 1.3x 68% 30% $ 24 n/a n/a n/a CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 189,426 ¥ 49,548 2.6x 24% 17% $ 29 ¥ 182,269 3.9x 33% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 926 92% $ 375 $ 1,715 2.3x 40% 30% $ 105 $ 815 6.5x 58% CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,959 $ 500 2.6x 27% 20% $ 41 $ 1,956 2.4x 28% CP Growth (Oct 2021 / Oct 2027) $ 1,149 $ 333 29% $ — $ 348 1.0x NM NM $ — n/a n/a n/a CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,361 98% $ 2,271 $ 2,284 1.9x 20% 15% $ 153 $ 2,401 3.8x 54% CEOF I (Sep 2011 / Nov 2015) $ 1,119 $ 1,175 105% $ 1,656 $ 187 1.6x 12% 8% $ 43 $ 1,604 1.6x 15% CETP V (Mar 2022 / Jun 2028) € 3,114 € — n/a € — € — n/a n/a n/a $ — € — n/a n/a CETP IV (Jul 2019 / Jun 2022) € 1,350 € 1,173 87% € 788 € 1,804 2.2x 56% 41% $ 96 € 788 9.3x 122% CETP III (Jul 2014 / Jul 2019) € 657 € 602 92% € 1,239 € 586 3.0x 42% 29% $ 44 € 1,181 4.4x 51% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 984 53% $ 5 $ 1,046 1.1x NM NM $ — n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 3,050 85% $ 1,383 $ 2,951 1.4x 7% 5% $ 66 $ 1,675 2.1x 17% CAGP IV (Aug 2008 / Dec 2014) $ 1,041 $ 954 92% $ 1,123 $ 90 1.3x 6% 1% $ — $ 1,122 1.3x 7% CSABF (Dec 2009 / Dec 2016) $ 776 $ 736 95% $ 490 $ 378 1.2x 3% Neg $ — $ 650 1.3x 8% All Other Active Funds & Vehicles (10) $ 22,819 n/a $ 22,850 $ 15,070 1.7x 22% 15% $ 77 $ 23,237 2.2x 33% Fully Realized Funds & Vehicles (11) $ 24,210 n/a $ 60,525 $ — 2.5x 28% 20% $ 3 $ 60,525 2.5x 28% TOTAL CORPORATE PRIVATE EQUITY (13) $ 140,311 n/a $ 181,259 $ 82,792 1.9x 26% 18% $ 2,314 $ 185,528 2.4x 27% 24See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance, continued (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2022 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of December 31, 2022 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital (30) Cumulative Invested Capital (1) Percent Invested Realized Value (2) Remaining Fair Value (3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback) (8) Total Fair Value (9) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP IX ( Oct 2021 / Oct 2026 ) $ 7,987 $ 1,688 21% $ — $ 1,706 1.0x NM NM $ — n/a n/a n/a CRP VIII (Aug 2017 / Oct 2021) $ 5,505 $ 4,999 91% $ 3,944 $ 4,610 1.7x 48% 30% $ 182 $ 4,032 2.1x 55% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,806 91% $ 4,900 $ 1,539 1.7x 18% 12% $ 71 $ 4,873 1.8x 22% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,160 92% $ 3,785 $ 142 1.8x 27% 18% $ 5 $ 3,708 1.9x 29% CPI (May 2016 / n/a) $ 7,991 $ 6,748 21% $ 1,981 $ 7,334 1.4x 20% 17% n/a* $ 1,186 1.8x 9% All Other Active Funds & Vehicles (14) $ 8,717 n/a $ 10,910 $ 2,831 1.6x 10% 7% $ 18 $ 10,559 1.6x 11% Fully Realized Funds & Vehicles (15) $ 6,886 n/a $ 9,718 $ 5 1.4x 11% 6% $ — $ 9,723 1.4x 11% TOTAL REAL ESTATE(13) $ 35,004 n/a $ 35,238 $ 18,168 1.5x 13% 9% $ 276 $ 34,080 1.7x 13% INFRASTRUCTURE & NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 1,008 44% $ 544 $ 997 1.5x 41% 19% $ 32 $ 596 2.5x NM CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,374 95% $ 1,764 $ 2,785 1.9x 19% 11% $ 174 $ 2,780 2.7x 26% CPP II (Sep 2014 / Apr 2021) $ 1,527 $ 1,537 101% $ 809 $ 1,942 1.8x 17% 11% $ 101 $ 365 4.1x 76% CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 1,723 78% $ 291 $ 1,985 1.3x 24% 10% $ 36 $ 248 1.4x 15% NGP XII (Jul 2017 / Jul 2022) $ 4,304 $ 2,775 64% $ 1,365 $ 3,952 1.9x 22% 16% $ 191 $ 1,201 3.2x 39% NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 4,979 93% $ 4,102 $ 5,331 1.9x 15% 11% $ 340 $ 5,923 2.2x 30% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,351 93% $ 3,298 $ 428 1.1x 3% Neg $ — $ 3,142 1.2x 5% All Other Active Funds & Vehicles (17) $ 4,561 n/a $ 2,458 $ 4,300 1.5x 15% 13% $ 26 $ 3,057 2.4x 27% Fully Realized Funds & Vehicles (18) $ 1,190 n/a $ 1,435 $ 1 1.2x 3% 1% $ — $ 1,436 1.2x 3% TOTAL INFRASTRUCTURE & NATURAL RESOURCES (13) $ 23,498 n/a $ 16,066 $ 21,719 1.6x 13% 9% $ 899 $ 18,747 1.9x 15% Legacy Energy Funds (16) $ 16,741 n/a $ 23,983 $ 72 1.4x 12% 6% $ — $ 23,589 1.5x 14% 25See notes at end of document. Totals may not sum due to rounding. *Net accrued fee related performance revenues for CPI of $53 million are excluded from net accrued performance revenues. These amounts will be reflected as fee related performance revenues when realized, and included in fund level fee revenues in our segment results.

Global Credit Fund Performance (Carry Funds Only)

($ mn)

Fund (Fee Initiation Date / Stepdown Date) (29)	Committed Capital (30)	Cumulative Invested Capital (19)	Percent Invested	TOTAL INVESTMENTS As of December 31, 2022 Realized Value (2)	Remaining Fair Value (3)	MOIC (4)	Gross IRR (6)(12)	Net IRR (7)(12)	Net Accrued Carry/(Giveback) (8)
GLOBAL CREDIT CARRY FUNDS									
CSP IV (Apr 2016 / Dec 2020)	$ 2,500	$ 2,500	100%	$ 843	$ 2,351	1.3x	14%	7%	$ —
CSP III (Dec 2011 / Aug 2015)	$ 703	$ 703	100%	$ 929	$ 57	1.4x	19%	9%	$ —
CSP II (Dec 2007 / Jun 2011)	$ 1,352	$ 1,352	100%	$ 2,431	$ 66	1.8x	17%	11%	$ 7
CCOF II (Nov 2020 / Oct 2025)	$ 4,425	$ 4,408	100%	$ 384	$ 4,477	1.1x	15%	10%	$ 33
CCOF I (Nov 2017 / Sep 2022)	$ 2,373	$ 3,452	145%	$ 2,427	$ 2,120	1.3x	19%	13%	$ 44
CEMOF II (Dec 2015 / Jun 2019)	$ 1,692	$ 1,713	101%	$ 1,789	$ 376	1.3x	8%	3%	$ —
SASOF III (Nov 2014 / n/a)	$ 833	$ 991	119%	$ 1,192	$ 101	1.3x	19%	11%	$ 12
All Other Active Funds & Vehicles (20)		$ 7,976	n/a	$ 1,536	$ 6,101	1.0x	NM	NM	$ 7
Fully Realized Funds & Vehicles (21)		$ 5,230	n/a	$ 5,642	$ 1	1.1x	3%	Neg	$ —
TOTAL GLOBAL CREDIT CARRY FUNDS		**$ 28,325**	**n/a**	**$ 17,172**	**$ 15,649**	**1.2x**	**10%**	**4%**	**$ 102**

See notes at end of document. Totals may not sum due to rounding. 26

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2022 Global Investment Solutions (22)(23)(27) Vintage Year Fund Size Cumulative Invested Capital 1)(24) Realized Value(24) Remaining Fair Value (24) Total Fair Value (9)(24) MOIC (4) Gross IRR (12)(25) Net IRR (12)(28) Net Accrued Carry/ (Giveback)(8)* Secondary Investments Main Fund VII 2020 $ 8,649 $ 4,376 $ 906 $ 4,806 $ 5,712 1.3x 27% 20% $ 55 AlpInvest Secondaries Fund VII 2020 $ 6,769 $ 3,230 $ 646 $ 3,557 $ 4,203 1.3x 26% 19% $ 39 Main Fund VI 2017 $ 6,017 $ 5,337 $ 3,255 $ 4,994 $ 8,249 1.5x 17% 14% $ 81 AlpInvest Secondaries Fund VI 2017 $ 3,333 $ 2,996 $ 1,780 $ 2,833 $ 4,613 1.5x 17% 13% $ 52 Main Fund V 2011 € 4,273 € 4,495 € 7,303 € 1,051 € 8,354 1.9x 21% 20% $ 20 AlpInvest Secondaries Fund V 2012 $ 756 $ 648 $ 949 $ 217 $ 1,165 1.8x 18% 15% $ 9 Main Fund IV 2010 € 1,859 € 2,039 € 3,448 € 77 € 3,526 1.7x 19% 18% $ — Co-Investments Main Fund VIII 2021 $ 3,986 $ 2,389 $ 33 $ 2,665 $ 2,698 1.1x 14% 10% $ 8 AlpInvest Co-Investment Fund VIII 2021 $ 3,614 $ 2,144 $ 31 $ 2,406 $ 2,437 1.1x 15% 10% $ 7 Main Fund VII 2017 $ 2,842 $ 2,649 $ 1,039 $ 3,681 $ 4,719 1.8x 20% 17% $ 73 AlpInvest Co-Investment Fund VII 2017 $ 1,688 $ 1,605 $ 658 $ 2,248 $ 2,905 1.8x 20% 17% $ 47 Main Fund VI 2014 € 1,115 € 997 € 1,877 € 682 € 2,558 2.6x 26% 24% $ 6 Main Fund V 2012 € 1,124 € 1,090 € 2,680 € 487 € 3,168 2.9x 28% 26% $ 4 Main Fund IV 2010 € 1,475 € 1,411 € 3,582 € 576 € 4,159 2.9x 24% 22% $ — Primary Investments Main Fund VI 2015 € 1,106 € 1,119 € 1,191 € 1,172 € 2,364 2.1x 25% 24% $ 4 Main Fund V 2012 € 5,080 € 5,939 € 7,697 € 5,106 € 12,802 2.2x 19% 19% $ 18 Main Fund IV 2009 € 4,877 € 5,790 € 9,679 € 2,711 € 12,389 2.1x 18% 17% $ 1 Main Fund III 2005 € 11,500 € 13,696 € 21,898 € 1,722 € 23,620 1.7x 10% 10% $ — Main Fund II 2003 € 4,545 € 5,075 € 7,988 € 232 € 8,220 1.6x 10% 9% $ — All Other Active Funds & Vehicles(26) Various $ 12,428 $ 7,070 $ 10,719 $ 17,789 1.4x 12% 11% $ 101 Fully Realized Funds & Vehicles Various € 14,196 € 23,933 € 84 € 24,017 1.7x 14% 13% $ — TOTAL GLOBAL INVESTMENT SOLUTIONS (USD)(13) $ 86,992 $ 110,060 $ 41,753 $ 151,813 1.7x 14% 13% $ 370 27See notes at end of document. Totals may not sum due to rounding. *Net accrued carry excludes $4 million of net accrued carry as of December 31, 2022, which was retained as part of the sale of Metropolitan Real Estate on April 1, 2021. Entries for AlpInvest Secondaries Fund VII, AlpInvest Secondaries Fund VI, AlpInvest Secondaries Fund V, AlpInvest Co-Investment Fund VIII and AlpInvest Co-Investments Fund VII reflect the commingled fund vehicle as a breakout of the Main Fund line above, which also includes related SMA vehicles. Figures and performance for these commingled fund breakouts are included in, and are not incremental to the Main Fund figures. Commingled funds are shown to the extent they meet the significant size thresholds for disclosing individual carry funds across our platform.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Reconciliations & Disclosures

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Distributable Earnings Per Share (Unaudited) * Our dividend policy as a Corporation is to pay quarterly dividends of $0.325 per share of common stock, or $1.30 annually. Prior to the 1Q’22 dividend paid in May 2022, our policy was to pay quarterly dividends of $0.25 per share of common stock, or $1.00 annually). See Notes at the end of the document for our Dividend Policy.In February 2023, the Board of Directors approved an increase in the common dividend to an annual rate of $1.40, which is anticipated to commence for the first quarter 2023 dividend expected to be paid in May 2023. ** Shares eligible for dividend include 1.9 million net common shares that will be issued in February 2023 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of December 31, 2022 because they will participate in the dividend paid on common shares in March 2023. (Dollars in millions, except per share data and where noted) 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 FY'22 QoQ YoY Annual* FEE RELATED EARNINGS $ 174.5 $ 183.3 $ 236.4 $ 212.6 $ 202.1 $ 834.4 (5)% 16% 40% DISTRIBUTABLE EARNINGS $ 902.8 $ 302.8 $ 528.8 $ 644.4 $ 433.0 $ 1,909.0 (33)% (52)% (15)% DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION Distributable Earnings $ 902.8 $ 302.8 $ 528.8 $ 644.4 $ 433.0 $ 1,909.0 Less: Estimated current corporate, foreign, state and local taxes1 182.4 35.2 103.3 128.2 66.1 332.8 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 720.4 $ 267.6 $ 425.5 $ 516.2 $ 366.9 $ 1,576.2 Estimated DE effective tax rate2 20.2% 11.6% 19.5% 19.9% 15.3% 17.4 % DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 2.01 $ 0.74 $ 1.17 $ 1.42 $ 1.01 $ 4.34 Dividend per common share* $ 0.250 $ 0.325 $ 0.325 $ 0.325 $ 0.325 $ 1.30 TOTAL OUTSTANDING SHARES (in millions) 355.4 361.7 361.2 363.4 362.3 362.3 Shares eligible for dividend (in millions)** 358.0 361.8 363.4 363.6 364.2 364.2 29See notes at end of document. Totals may not sum due to rounding. • Our estimated DE effective tax rate was 17.4% for FY 2022, reflecting the positive impact of foreign tax credits, the recovery of tax basis step-ups, and tax deductions resulting from the vesting of restricted stock units

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information (1) The U.S. GAAP results for FY 2020 include a loss in principal investment income (loss) of $(621) million related to the closing of the transaction in which a Carlyle-affiliated investment fund purchased additional interests in Fortitude from AIG. The loss was driven by the contribution of our existing 19.9% investment in Fortitude into the fund, and the subsequent accounting for our investment which is based on the net asset value of our limited partnership interest in the fund rather than a direct investment in Fortitude. (2) In connection with the initial drawdown of the March 2022 capital raise from Fortitude, the Company’s indirect ownership of Fortitude decreased from 19.9% to 13.5%. As a result of the dilution, the Company recorded a reduction in the carrying value of its equity method investment and corresponding loss of $177 million. At the time the remaining capital is called by Fortitude, the Company’s indirect ownership will further decrease to 10.5% and the Company expects to record an additional reduction in carrying value and related loss. These amounts are excluded from the total segment results. (3) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations. (Dollars in millions) 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 FY'20 FY'21 FY'22 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ 909.2 $ 742.7 $ 299.7 $ 358.6 $ 171.5 $ 580.0 $ 4,027.5 $ 1,572.5 Adjustments: Net unrealized performance revenues 39.4 (466.6) (70.8) 152.2 201.5 (598.7) (1,606.2) (183.7) Unrealized principal investment (income) loss1 (71.3) (23.7) 27.1 29.9 5.0 556.2 (351.8) 38.3 Prinicpal investment loss from dilution of indirect investment in Fortitude2 — — 176.9 — — — — 176.9 Adjusted unrealized principal investment (income) loss from direct investment in Fortitude — — — — — 104.4 — — Equity-based compensation3 43.4 40.7 48.3 56.0 16.9 116.6 172.9 161.9 Acquisition or disposition related charges, including amortization of intangibles and impairment (17.0) 29.1 53.4 42.4 62.5 38.1 37.7 187.4 Tax (expense) benefit associated with certain foreign performance revenues (5.3) (0.8) — 3.8 — (7.9) (17.1) 3.0 Net (income) loss attributable to non-controlling interests in consolidated entities (12.8) (23.2) (3.5) (1.6) (31.4) (34.6) (70.5) (59.7) Debt extinguishment costs 10.2 — — — — — 10.2 — Right-of-use asset impairment — — — — — — 26.8 — Other adjustments, including severance and Conversion costs in 2020 7.0 4.6 (2.3) 3.1 7.0 8.0 14.2 12.4 DISTRIBUTABLE EARNINGS $ 902.8 $ 302.8 $ 528.8 $ 644.4 $ 433.0 $ 762.1 $ 2,243.7 $ 1,909.0 Realized net performance revenues 682.7 118.0 270.9 391.1 218.5 246.3 1,529.6 998.5 Realized principal investment income 70.4 26.3 43.8 56.7 23.8 73.0 209.5 150.6 Net interest 24.8 24.8 22.3 16.0 11.4 76.9 93.5 74.5 FEE RELATED EARNINGS 174.5 183.3 $ 236.4 $ 212.6 $ 202.1 $ 519.7 $ 598.1 $ 834.4 30

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Three Months Ended December 31, 2021				
Revenues	$ 1,894.8	$ 67.9	$ 36.4	$ 1,999.1 [2]
Expenses	$ 992.0	$ 55.2	$ 35.6	$ 1,082.8 [2]
Other income (loss)	$ —	$ (7.1)	$ —	$ (7.1) [3]
Distributable Earnings	$ 902.8	$ 5.6	$ 0.8	$ 909.2 [4]
Three Months Ended March 31, 2022				
Revenues	$ 779.5	$ 61.7	$ 740.6	$ 1,581.8 [2]
Expenses	$ 476.7	$ 52.9	$ 312.3	$ 841.9 [2]
Other income (loss)	$ —	$ 2.8	$ —	$ 2.8 [3]
Distributable Earnings	$ 302.8	$ 11.6	$ 428.3	$ 742.7 [4]
Three Months Ended June 30, 2022				
Revenues	$ 1,161.2	$ 63.2	$ (175.4)	$ 1,049.0 [2]
Expenses	$ 632.4	$ 51.1	$ 42.3	$ 725.8 [2]
Other income (loss)	$ —	$ (23.5)	$ —	$ (23.5) [3]
Distributable Earnings	$ 528.8	$ (11.4)	$ (217.7)	$ 299.7 [4]
Three Months Ended September 30, 2022				
Revenues	$ 1,401.7	$ 79.7	$ (392.9)	$ 1,088.5 [2]
Expenses	$ 757.3	$ 62.0	$ (119.7)	$ 699.6 [2]
Other income (loss)	$ —	$ (30.3)	$ —	$ (30.3) [3]
Distributable Earnings	$ 644.4	$ (12.6)	$ (273.2)	$ 358.6 [4]
Three Months Ended December 31, 2022				
Revenues	$ 1,059.0	$ 106.4	$ (446.0)	$ 719.4 [2]
Expenses	$ 626.0	$ 89.3	$ (157.9)	$ 557.4 [2]
Other income (loss)	$ —	$ 9.5	$ —	$ 9.5 [3]
Distributable Earnings	$ 433.0	$ 26.6	$ (288.1)	$ 171.5 [4]

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Year Ended December 31, 2020				
Revenues	$ 2,289.5	$ 226.8	$ 418.3	$ 2,934.6 [2]
Expenses	$ 1,527.4	$ 206.2	$ 599.7	$ 2,333.3 [2]
Other income (loss)	$ —	$ (21.3)	$ —	$ (21.3) [3]
Distributable Earnings	$ 762.1	$ (0.7)	$ (181.4)	$ 580.0 [4]
Year Ended December 31, 2021				
Revenues	$ 4,950.1	$ 253.2	$ 3,578.8	$ 8,782.1 [2]
Expenses	$ 2,706.4	$ 217.8	$ 1,832.9	$ 4,757.1 [2]
Other income (loss)	$ —	$ 2.5	$ —	$ 2.5 [3]
Distributable Earnings	$ 2,243.7	$ 37.9	$ 1,745.9	$ 4,027.5 [4]
Year Ended December 31, 2022				
Revenues	$ 4,401.4	$ 311.0	$ (273.7)	$ 4,438.7 [2]
Expenses	$ 2,492.4	$ 255.3	$ 77.0	$ 2,824.7 [2]
Other income (loss)	$ —	$ (41.5)	$ —	$ (41.5) [3]
Distributable Earnings	$ 1,909.0	$ 14.2	$ (350.7)	$ 1,572.5 [4]

(1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings.

(2) See detailed breakdown of revenue and expense adjustments on page 33.

(3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss).

(4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 30.

31

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)

	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Three Months Ended December 31, 2021			
Performance revenues	$ 1,243.3	$ 62.0	$ 1,305.3
Performance revenues related compensation expense	$ 605.2	$ 17.4	$ 622.6
Net performance revenues	$ 638.1	$ 44.6	$ 682.7
Principal investment income (loss)	$ 160.1	$ (89.7)	$ 70.4
Three Months Ended March 31, 2022			
Performance revenues	$ 710.2	$ (473.9)	$ 236.3
Performance revenues related compensation expense	$ 370.7	$ (252.4)	$ 118.3
Net performance revenues	$ 339.5	$ (221.5)	$ 118.0
Principal investment income (loss)	$ 319.6	$ (293.3)	$ 26.3
Three Months Ended June 30, 2022			
Performance revenues	$ 337.9	$ 182.0	$ 519.9
Performance revenues related compensation expense	$ 207.0	$ 42.0	$ 249.0
Net performance revenues	$ 130.9	$ 140.0	$ 270.9
Principal investment income (loss)	$ 56.7	$ (12.9)	$ 43.8
Three Months Ended September 30, 2022			
Performance revenues	$ 298.1	$ 466.7	$ 764.8
Performance revenues related compensation expense	$ 163.5	$ 210.2	$ 373.7
Net performance revenues	$ 134.6	$ 256.5	$ 391.1
Principal investment income (loss)	$ 124.2	$ (67.5)	$ 56.7
Three Months Ended December 31, 2022			
Performance revenues	$ (18.7)	$ 478.4	$ 459.7
Performance revenues related compensation expense	$ (21.3)	$ 262.5	$ 241.2
Net performance revenues	$ 2.6	$ 215.9	$ 218.5
Principal investment income (loss)	$ 70.0	$ (46.2)	$ 23.8

	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Year Ended December 31, 2020			
Performance revenues	$ 1,635.9	$ (1,049.8)	$ 586.1
Performance revenues related compensation expense	$ 779.1	$ (439.3)	$ 339.8
Net performance revenues	$ 856.8	$ (610.5)	$ 246.3
Principal investment income (loss)	$ (540.7)	$ 613.7	$ 73.0
Year Ended December 31, 2021			
Performance revenues	$ 6,084.6	$ (3,146.0)	$ 2,938.6
Performance revenues related compensation expense	$ 2,961.0	$ (1,552.0)	$ 1,409.0
Net performance revenues	$ 3,123.6	$ (1,594.0)	$ 1,529.6
Principal investment income (loss)	$ 637.3	$ (427.8)	$ 209.5
Year Ended December 31, 2022			
Performance revenues	$ 1,327.5	$ 653.2	$ 1,980.7
Performance revenues related compensation expense	$ 719.9	$ 262.3	$ 982.2
Net performance revenues	$ 607.6	$ 390.9	$ 998.5
Principal investment income (loss)	$ 570.5	$ (419.9)	$ 150.6

See notes at end of document.

32

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 FY'20 FY'21 FY'22 REVENUE RECONCILING ITEMS Unrealized performance revenues $ (57.1) $ 698.8 $ 12.2 $ (376.2) $ (477.3) $ 1,031.0 $ 3,155.6 $ (142.5) Unrealized principal investment income (loss) 71.3 23.7 (27.1) (29.9) (5.0) (556.2) 351.8 (38.3) Principal investment loss from dilution of indirect investment in Fortitude — — (176.9) — — — — (176.9) Adjusted unrealized principal investment income (loss) from direct investment in Fortitude — — — — — (104.4) — — Adjustments related to expenses associated with NGP Management and its affiliates (3.5) (3.1) (3.0) (3.8) (3.0) (15.3) (13.7) (12.9) Tax expense (benefit) associated with certain foreign performance revenues (0.1) (0.1) — 0.1 0.1 0.5 0.2 0.1 Non-controlling interests and other adjustments to present certain costs on a net basis 40.0 17.9 13.7 28.4 59.0 96.6 159.6 119.0 Elimination of revenues of Consolidated Funds (14.2) 3.4 5.7 (11.5) (19.8) (33.9) (74.7) (22.2) Total Revenue Reconciling Items $ 36.4 $ 740.6 $ (175.4) $ (392.9) $ (446.0) $ 418.3 $ 3,578.8 $ (273.7) EXPENSE RECONCILING ITEMS Unrealized performance revenues related compensation $ (17.7) $ 232.2 $ (58.6) $ (224.0) $ (275.8) $ 432.3 $ 1,549.4 $ (326.2) Equity-based compensation 43.4 40.7 48.3 56.0 16.9 116.6 172.9 161.9 Acquisition or disposition related charges (credits), including amortization of intangibles and impairment (17.0) 29.1 53.4 42.4 62.5 38.1 37.7 187.4 Tax (expense) benefit associated with certain foreign performance revenues related compensation (5.2) (0.7) — 3.7 (0.1) (8.4) (17.3) 2.9 Non-controlling interests and other adjustments to present certain costs on a net basis 25.3 16.5 11.8 7.5 46.9 55.8 78.5 82.7 Debt extinguishment costs 10.2 — — — — — 10.2 — Right-of-use asset impairment — — — — — — 26.8 — Other adjustments, including severance and Conversion costs in 2020 7.0 4.6 (2.3) 3.1 7.0 8.0 14.2 12.4 Elimination of expenses of Consolidated Funds (10.4) (10.1) (10.3) (8.4) (15.3) (42.7) (39.5) (44.1) Total Expense Reconciling Items $ 35.6 $ 312.3 $ 42.3 $ (119.7) $ (157.9) $ 599.7 $ 1,832.9 $ 77.0 33

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Total Segment Information, continued (1) The Company has equity interests in NGP Management Company, L.L.C. ("NGP Management"), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. The Company does not control or advise the NGP funds. (2) Of the $421.7 million in CLO borrowings as of December 31, 2022, $401.0 million are collateralized by investments attributable to The Carlyle Group Inc. The remaining $20.7 million in CLO borrowings are collateralized by investments attributable to non-controlling interests. (3) Accrued performance allocations from NGP Carry Funds are recorded as an investment in the U.S. GAAP balance sheet. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 12/31/22 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 3,644.8 Less: Amounts attributable to non-controlling interests in Consolidated Funds (167.8) Plus: Investments in Consolidated Funds, eliminated in consolidation 222.0 Less: Strategic equity method investments in NGP Management1 (369.7) Less: Investment in NGP general partners - accrued performance allocations1 (564.5) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 2,764.8 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc.2 (401.0) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET OF CLO LOANS AND OTHER BORROWINGS $ 2,363.8 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 12/31/22 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED GIVEBACK OBLIGATIONS $ 7,076.8 Plus: Accrued performance allocations from NGP Carry Funds3 564.6 Less: Net accrued performance allocations presented as fee related performance revenues (53.2) Less: Accrued performance allocation-related expense (3,625.3) Plus: Receivable for giveback obligation from current and former employees 10.1 Less: Deferred taxes on certain foreign accrued performance allocations (31.6) Plus/Less: Net accrued performance allocations/giveback obligations attributable to non-controlling interests in consolidated entities 1.1 Plus: Net accrued allocations attributable to Consolidated Funds, eliminated in consolidation 5.4 NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING DIFFERENCES 3,947.9 Plus/Less: Timing differences between the period when accrued performance allocations are realized and the period they are collected/distributed 16.7 NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE CARLYLE GROUP INC. $ 3,964.6 34

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 4Q'21 1Q’22 2Q’22 3Q’22 4Q'22 FY'20 FY'21 FY'22 REVENUES Fund management fees $ 484.6 $ 450.5 $ 546.5 $ 535.9 $ 497.2 $ 1,486.0 $ 1,667.5 $ 2,030.1 Incentive fees 15.8 14.0 13.5 15.1 21.1 37.0 48.8 63.7 Investment income Performance allocations 1,243.3 710.2 337.9 298.1 (18.7) 1,635.9 6,084.6 1,327.5 Principal investment income (loss) 160.1 319.6 56.7 124.2 70.0 (540.7) 637.3 570.5 Total investment income (loss) 1,403.4 1,029.8 394.6 422.3 51.3 1,095.2 6,721.9 1,898.0 Interest and other income 27.4 25.8 31.2 35.5 43.4 89.6 90.7 135.9 Interest and other income of Consolidated Funds 67.9 61.7 63.2 79.7 106.4 226.8 253.2 311.0 Total Revenues 1,999.1 1,581.8 1,049.0 1,088.5 719.4 2,934.6 8,782.1 4,438.7 EXPENSES Compensation and benefits Cash-based compensation and benefits 222.8 254.3 274.0 251.4 272.3 849.6 908.0 1,052.0 Equity-based compensation 41.1 39.7 45.4 54.2 14.7 105.0 163.1 154.0 Performance allocations and incentive fee related compensation 605.2 370.7 207.0 163.5 (21.3) 779.1 2,961.0 719.9 Total compensation and benefits 869.1 664.7 526.4 469.1 265.7 1,733.7 4,032.1 1,925.9 General, administrative and other expenses 131.3 106.3 131.7 149.2 188.6 349.3 431.7 575.8 Interest 36.9 27.8 26.9 27.3 28.4 94.0 113.3 110.4 Interest and other expenses of Consolidated Funds 45.0 42.8 40.6 53.7 74.5 163.5 178.5 211.6 Other non-operating expenses (income) 0.5 0.3 0.2 0.3 0.2 (7.2) 1.5 1.0 Total Expenses 1,082.8 841.9 725.8 699.6 557.4 2,333.3 4,757.1 2,824.7 Net investment gains (losses) of consolidated funds (7.1) 2.8 (23.5) (30.3) 9.5 (21.3) 2.5 (41.5) Income (loss) before provision for income taxes 909.2 742.7 299.7 358.6 171.5 580.0 4,027.5 1,572.5 Provision (benefit) for income taxes 248.8 147.9 50.8 76.2 12.9 197.2 982.3 287.8 Net income (loss) 660.4 594.8 248.9 282.4 158.6 382.8 3,045.2 1,284.7 Net income (loss) attributable to non-controlling interests in consolidated entities 12.8 23.2 3.5 1.6 31.4 34.6 70.5 59.7 Net income (loss) attributable to The Carlyle Group Inc. $ 647.6 $ 571.6 $ 245.4 $ 280.8 $ 127.2 $ 348.2 $ 2,974.7 $ 1,225.0 Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ 1.82 $ 1.60 $ 0.68 $ 0.77 $ 0.35 $ 0.99 $ 8.37 $ 3.39 Diluted $ 1.77 $ 1.57 $ 0.67 $ 0.77 $ 0.35 $ 0.97 $ 8.20 $ 3.35 Weighted-average common shares (in millions) Basic 356.2 357.6 361.4 362.9 363.1 350.5 355.2 361.3 Diluted 365.0 363.0 366.3 366.8 366.6 358.4 362.6 365.7 Income before provision for income taxes margin 45.5% 47.0% 28.6% 32.9% 23.8% 19.8% 45.9% 35.4% 35

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 As of December 31, 2022 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 1,360.7 $ — $ — $ 1,360.7 Cash and cash equivalents of Consolidated Funds — 209.0 — 209.0 Restricted cash 0.8 — — 0.8 Restricted cash and securities of Consolidated Funds — — — — Corporate treasury investments 20.0 — — 20.0 Investments, including performance allocations of $7,117.7 million 10,989.9 — (222.0) 10,767.9 Investments of Consolidated Funds — 6,894.4 — 6,894.4 Due from affiliates and other receivables, net 960.5 — (381.1) 579.4 Due from affiliates and other receivables of Consolidated Funds, net — 101.9 — 101.9 Fixed assets, net 139.9 — — 139.9 Lease right-of-use assets, net 337.0 — — 337.0 Deposits and other 70.4 8.0 — 78.4 Intangible assets, net 897.8 — — 897.8 Deferred tax assets 15.8 — — 15.8 Total assets $ 14,792.8 $ 7,213.3 $ (603.1) $ 21,403.0 LIABILITIES & EQUITY Debt obligations $ 2,271.7 $ — $ — $ 2,271.7 Loans payable of Consolidated Funds — 6,279.7 (374.5) 5,905.2 Accounts payable, accrued expenses and other liabilities 369.2 — — 369.2 Accrued compensation and benefits 4,320.9 — — 4,320.9 Due to affiliates 346.1 16.5 (0.1) 362.5 Deferred revenue 126.4 — — 126.4 Deferred tax liabilities 402.7 — — 402.7 Other liabilities of Consolidated Funds — 279.7 (0.4) 279.3 Lease liabilities 502.9 — — 502.9 Accrued giveback obligations 40.9 — — 40.9 Total liabilities 8,380.8 6,575.9 (375.0) 14,581.7 Total equity 6,412.0 637.4 (228.1) 6,821.3 Total liabilities and equity $ 14,792.8 $ 7,213.3 $ (603.1) $ 21,403.0 GAAP Balance Sheet (Unaudited) 36

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes Dividend Policy In February 2022, our Board of Directors approved an increase in the anticipated common stock dividend to an annual rate of $1.30 per share ($0.325 per common share on a quarterly basis), commencing with the first quarter 2022 dividend paid in May 2022. In February 2023, our Board of Directors approved an increase in the anticipated common stock dividend to an annual rate of $1.40 per share ($0.35 per common share on a quarterly basis), anticipated to commence for the first quarter 2023 dividend expected to be paid in May 2023. The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. Non-GAAP Financial Measures This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. Notes on Carlyle Consolidated GAAP Results (Page 5) (1) In connection with the initial drawdown of the Fortitude capital raise in Q2 2022, our indirect ownership was diluted from 19.9% to 13.5%, resulting in a $177 million investment loss in our GAAP results, which is excluded from our Total Segment results. At the time the remaining capital is called by Fortitude, our indirect ownership will further decrease to 10.5% and we expect to record an additional reduction in carrying value and related loss. (2) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 30. (3) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. (4) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. Note on Fee Related Earnings (Page 9) (1) Fee related performance revenues represent the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on realization events, and which have no risk of giveback. (2) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Notes on Performance Revenues (Page 11) (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Measures” for more information. A reconciliation of accrued performance allocations to total segment net accrued performance revenues is included on page 34. (2) Includes the change in performance revenue accrual driven by positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. See “Non-GAAP Financial Measures” for more information. A reconciliation of performance revenues to realized net performance revenues is included on page 32. (3) Total for Global Private Equity includes Legacy Energy funds.The impact of these funds is no longer significant to our results of operations. Notes on Assets Under Management (Pages 12-14) (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. We also include the NGP funds, which are advised by NGP. (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes the NGP Predecessor funds and certain managed account vehicles. Total AUM for Fortitude includes $6 billion related to the investment in Fortitude by Carlyle FRL and a third-party strategic investor. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Fortitude AUM as well as in the AUM of the strategy in which they are invested. (4) Fair Value of Investments generally reflects the unrealized carrying value of investments for all carry funds, related co-investment vehicles and separately managed accounts, the aggregate collateral balance of our CLOs and other securitization vehicles, and the gross asset value of our business development companies. 37

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Assets Under Management (Pages 12-14) (continued) (5) The In-Carry Ratio represents the percentage of Fair Value in our Traditional Carry Funds (Global Private Equity and Global Credit), which is accruing performance revenue as of the quarter-end reporting date. This metric does not address the realization of performance revenue. (6) Reflects the percentage of Fair Value in our traditional carry funds attributable to investments originated in Q4 2017 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. (7) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which management fees would be called, if called on the effective reporting date. We include Fee-earning AUM on the NGP funds, which are advised by NGP. (8) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. (9) Perpetual Capital refers to the assets we manage or advise which have an indefinite term and for which there is no immediate requirement to return capital to investors upon the realization of investments made with such capital, except as required by applicable law. Perpetual Capital may be materially reduced or terminated under certain conditions, including reductions from changes in valuations and payments to investors, including through elections by investors to redeem their investments, dividend payments, and other payment obligations, as well as the termination of or failure to renew the respective investment advisory agreements. Perpetual Capital includes: (a) assets managed under the strategic advisory services agreement with Fortitude, (b) our Core Plus real estate fund, (c) our business development companies and certain other direct lending products, and (d) our Interval Fund. Note on Key Metric Activity (Page 15) (1) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Note on Segment Highlights (Page 17-19) (1) Fortitude includes $6 billion related to the investment in Fortitude by Carlyle FRL and a third-party strategic investor. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Fortitude AUM as well as in the AUM of the strategy in which they are invested. (2) Includes Mezzanine funds. Notes on Total AUM Roll Forward (Page 23) (1) Inflows generally reflects the impact of gross fundraising during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. New CLO warehouse assets are recognized as an inflow to AUM, while corresponding fundraising will not be recognized until CLO issuance. (2) Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, and separately managed accounts, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies and other changes in AUM. (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (5) The fair market values for our Global Investment Solutions carry funds are based on the latest available valuations of the underlying limited partnership interests (in most cases as of September 30, 2022) as provided by their general partners, plus the net cash flows since the latest valuation, up to December 31, 2022. Notes on Fee-earning AUM Roll Forward (Page 23) (6) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. (7) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee-earning AUM. (8) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, as well as activity of funds with fees based on gross asset value. (9) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. 38

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 24-27) (1) Represents the original cost of investments since inception of the fund. (2) Represents all realized proceeds since inception of the fund. (3) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. (4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. (5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/ Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. (6) Gross Internal Rate of Return (“Gross IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (7) Net Internal Rate of Return (“Net IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (8) Represents the net accrued performance fee balance/(giveback obligation) as of the current quarter end. (9) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. (10) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CVP II, MENA, CCI, CSSAF I, CPF I, CAP Growth I, CAP Growth II, CBPF II, CEP II, ABV 8 and ACCD 2. (11) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CAP I, CAP II, CBPF I, CJP I, CJP II, CMG, CVP I, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III and Mexico. (12) For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. (13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. (14) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CCR, CER I, CER II, CEREP III and CRP V. (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRP IV, CRCP I, CAREP I, CAREP II, CEREP I, and CEREP II. (16) Aggregate includes the following Legacy Energy funds and related co-investments: Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II. (17) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: NGP GAP, NGP RP I, NGP RP II, NGP ETP IV, CPOCP, CRSEF and CRSEF II. (18) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CIP. (19) Represents the original cost of investments since the inception of the fund. For CSP II and CSP III, reflects amounts net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. 39

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 24-27)(continued) (20) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: SASOF IV, SASOF V, CALF and CICF. (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMA's), and certain other stand-alone investments arranged by us: CSP I, CEMOF I, CSC, CMP I, CMP II, SASOF II, and CASCOF. (22) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by the AlpInvest team. Excluded from the performance information shown are a) investments that were not originated by AlpInvest, b) Direct Investments, which was spun off from AlpInvest in 2005, and c) LP co-investment vehicles advised by AlpInvest. As of December 31, 2022, these excluded investments represent $3.3 billion of AUM at AlpInvest. (23) “Main Fund” entries represent a combination of a commingled fund and SMA vehicles which together comprise a “program” vintage. Indented lines shown for AlpInvest Secondaries Funds VII, VI, V and AlpInvest Co-Investment Funds VII and VIII reflect a breakout of the commingled fund, which is part of the larger program vintage. (24) To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. (25) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying funds, before management fees, expenses and carried interest at the AlpInvest level. (26) The performance information of all ‘Other Funds’ includes Primary Investments Main Funds VII-XIII, Mezzanine Investments Main Funds III-V, all ‘clean technology’ private equity investments, all strategic co-investment mandates that invest in co-investment opportunities arising out of an investor’s own separate private equity relationships and invitations, all strategic portfolio finance mandates, any state-focused investment mandates, and all other investors whose investments are not reflected in a Main Fund. (27) As used herein, ‘Main Funds’ are each comprised of (i) an anchor mandate(s) (i.e., generally the largest account(s) within a strategy’s investment program) and (ii) AlpInvest’s other advisory client mandates with investment periods that fall within the relevant investment periods under the mandate of the anchor mandate(s) (but do not overlap with more than one such investment period). AlpInvest’s commingled funds, AlpInvest Secondaries Fund V (“ASF V”), ASF VI, ASF VII, AlpInvest Co-Investment Fund VII (“ACF VII”) and ACF VIII are part of the Main Funds. Mezzanine Main Funds include mezzanine investments across all strategies (i.e., Primary Funds, Secondaries, and Co-Investments).   (28) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and unrealized value after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. (29) The fund stepdown date represents the contractual stepdown date under the respective fund agreements for funds on which the fee basis stepdown has not yet occurred. Funds without a listed Fee Initiation Date and Stepdown Date have not yet initiated fees. (30) All amounts shown represent total capital commitments as of December 31, 2022. Certain of our recent vintage funds are currently in fundraising and total capital commitments are subject to change. Capital Committed for CEMOF II reflects original committed capital of $2.8 billion, less $1.1 billion in commitments which were extinguished following a Key Person Event. Notes on Reconciliation for Distributable Earnings per Share (Page 29) (1) Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense, amortization of acquired intangible assets, and other charges (credits) related to corporate actions and non-recurring items. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. (2) Estimated DE effective tax rate is calculated as the estimated current corporate, foreign, state and local taxes divided by Distributable Earnings. Notes on Reconciliation of GAAP to Total Segment Information (Page 32) (1) Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of fee related performance revenues, which are included in fund level fee revenues in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results and the exclusion of the principal investment loss from the dilution of the indirect investment in Fortitude. 40